Exhibit 10.65

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Supplemental Agreement No. 3
to
Purchase Agreement No. 05130
between
THE BOEING COMPANY
and
ALLEGIANT AIR, LLC

THIS SUPPLEMENTAL AGREEMENT is entered into as of the date written below (Supplemental Agreement No. 3) by and between THE BOEING COMPANY (Boeing) and ALLEGIANT AIR, LLC (Customer).
All terms used but not defined in this Supplemental Agreement No. 3 have the same meaning as in the Purchase Agreement.
WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 05130 dated as of December 31, 2021 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of [***] Boeing Model 737 MAX Aircraft (Aircraft); and
[***]
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Articles.
Article 2 of the Purchase Agreement is deleted in its entirety and replaced with the following revised Article 2:
[***]
2.     Table of Contents.
The Table of Contents of the Purchase Agreement is deleted in its entirety, and replaced by a new Table of Contents provided hereto and incorporated into the
WJE-PA-05130    1    SA-3

BOEING PROPRIETARY

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Purchase Agreement by this reference. The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 3 into the Purchase Agreement.
3.    TABLES 1.
a. Table 1A-R2 of the Purchase Agreement is replaced in its entirety with Table 1A-R3 attached hereto to [***].
b. Table 1B-R2 of the Purchase Agreement is replaced in its entirety with Table 1b-R3 attached hereto [***].
All references to such Tables in the documentation listed in the Table of Contents are hereby modified to reflect such replacements.

4.    LETTER AGREEMENTS.
a.[***]
b.[***]
c.[***]
d.[***]
e.[***]
f.[***]
g.[***]
h.[***]
i.[***]
5.    ADDITIONAL AGREEMENTS.
a. [***]
b. [***]
c. [***]
(i)[***]
(ii)[***]
(iii)[***]
(iv)[***]
WJE-PA-05130    2    SA-3

BOEING PROPRIETARY

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
(v)[***]
(vi)[***]

The core provisions of the Purchase Agreement will be superseded and replaced as provided above, and the Purchase Agreement, as so modified, will be the parties’ current agreement on the aforementioned matters, superseding all previous negotiations or agreements.

EXECUTED IN DUPLICATE as of:
DATE: November 14, 2024

THE BOEING COMPANY ALLEGIANT AIR, LLC

By: /s/: Alan Luan By: /s/: Robert Neal

Its: Attorney‑In‑Fact Its: CFO

Attachments
WJE-PA-05130    3    SA-3

BOEING PROPRIETARY